Exhibit 99.1

Byrna Appoints Retired U.S. Army Brigadier General Rose Lopez Keravuori to Board of Directors

ANDOVER, Mass., August 12, 2026 — Byrna Technologies Inc. (“Byrna” or the “Company”) (Nasdaq: BYRN), a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions, today announced the appointment of retired U.S. Army Brigadier General Rose Lopez Keravuori to its Board of Directors (the “Board”), effective August 10, 2026. She has also been named, along with two other independent directors, Board Chair TJ Kennedy and Adam Roth, and CEO Conn Davis, to a newly formed Enterprise Risk Management Committee to assist the Board in its strategic oversight of risk management. Keravuori succeeds Emily Rooney, whose resignation from the Board became effective the same date.

Keravuori brings more than three decades of leadership experience across strategic operations, crisis management, risk mitigation, and international affairs. Her experience reflects a unique combination of operational excellence, cultural diplomacy, and innovative problem-solving, making her well qualified to contribute to Board leadership and strategic oversight in support of the Company’s effort to strengthen performance, position the Company for long-term growth, and deliver sustainable shareholder returns.

Keravuori served in the U.S. Army from 1997 until her retirement in 2025, most recently as director of intelligence for U.S. Africa Command. In that role, she served as a senior advisor to the commander, providing real-time intelligence and strategic guidance for critical operations while helping shape the command’s long-term priorities. Keravuori’s operational assignments included Germany, Kosovo, Afghanistan, Iraq, and Africa, where she led multinational security initiatives and supported crisis-response and risk-management efforts in complex environments. Throughout her distinguished military career, Keravuori commanded intelligence organizations, led large complex teams, and advised senior military and government leaders on national security, strategic planning, and international affairs.

Keravuori’s private-sector experience includes leadership positions with BAE Systems, where she was responsible for business development, program management, and operations. She also founded and served as chief executive officer of ROSE Solutions, a consulting firm specializing in the development and implementation of strategic initiatives for clients ranging from small businesses to federal agencies.

Keravuori is a graduate of the United States Military Academy at West Point and holds a Master of Studies in Diplomatic Studies from the University of Oxford, a Master of Strategic Studies from the U.S. Army War College, and an MBA from Cameron University. She currently chairs the advisory board of GCR Group, a global producer and marketer of critical minerals. Keravuori holds a directorship certification from NACD (NACD.DC) and is a Qualified Risk Director (QRD) through the DCRO Institute. She is also a member of Women Corporate Directors.

“Rose’s extraordinary leadership experience, deep expertise in international security and risk management, and proven ability to navigate complex global environments make her an outstanding addition to our Board,” said TJ Kennedy, Chairman of the Board. “As Byrna expands across the consumer, professional security, and international markets, Rose’s strategic perspective will be invaluable in helping guide the Company through its next phase of growth. On behalf of the Board, I also want to thank Emily Rooney for her service and leadership contributions to Byrna over nearly five years.”

“Over the course of my career, I have seen how preparation, sound judgment, and access to effective tools can make a meaningful difference in high-pressure situations,” Keravuori said. “Byrna’s mission to expand access to innovative, less-lethal personal security solutions strongly resonates with me. I am honored to join the Board and look forward to applying my experience in strategy, risk, and complex operations to support Byrna’s responsible growth and long-term success.”

About Byrna Technologies Inc.

Byrna is a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions. For more information on the Company, please visit the corporate website here or the Company’s investor relations site here. The Company is the manufacturer of the Byrna® CL, Byrna® LE and Byrna® SD personal security devices, state-of-the-art handheld CO2 powered launchers designed to provide a less-lethal alternative to a firearm for the consumer, private security, and law enforcement markets. To purchase Byrna products, visit the Company’s e-commerce store.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements contained in this press release, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “intends,” “anticipates,” and “believes” and statements that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “occur,” or “be achieved,” or “will be taken.” Forward-looking statements in this press release include, but are not limited to, statements regarding the anticipated contributions of General Keravuori to the Board and to the newly formed Enterprise Risk Management Committee; the expected role of the Enterprise Risk Management Committee in supporting the Board’s oversight of risk management; the Company’s efforts under its new leadership to strengthen performance, position the Company for long-term growth, and deliver sustainable long-term shareholder returns and value; and the Company’s anticipated expansion across the consumer, professional security, and international markets. Forward-looking statements are not, and cannot be, a guarantee of future results or events. Forward-looking statements are based on, among other things, opinions, assumptions, estimates, and analyses that, while considered reasonable by the Company at the date the forward-looking information is provided, inherently are subject to significant risks, uncertainties, contingencies, and other factors that may cause actual results and events to be materially different from those expressed or implied, including, but not limited to: the risk that the Company does not realize the anticipated benefits of the appointment, the newly formed committee, or its leadership transition; disappointing market responses to current or future products or services; disruption of the Company’s supply chain; competitive factors; the loss of marketing partners or restrictions on the marketing of the Company’s products; product design or manufacturing defects or recalls; litigation, enforcement proceedings, or other regulatory or legal developments; changes in consumer or political sentiment affecting product demand; and regulatory factors, including the impact of commerce and trade laws and regulations and the implementation of or changes in tariffs. We caution that these factors may not be exhaustive, and any forward-looking statements contained herein should not be relied upon as a prediction of actual results. Investors should carefully consider these and other relevant factors, including the risk factors in Part I, Item 1A (“Risk Factors”) of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A (“Risk Factors”) of the Company’s most recent Quarterly Report on Form 10-Q, should understand that it is impossible to predict or identify all such factors or risks, and should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Contact:

Tom Colton and Alec Wilson
Gateway Group, Inc.
949-574-3860
BYRN@gateway-grp.com